UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 8, 2007

DOV PHARMACEUTICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49730 (Commission File No.)	22-3374365 (IRS Employer Identification No.)

150 Pierce Street, Somerset, NJ 08873
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (732) 907-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On August 8, 2007, DOV Pharmaceutical, Inc. (“DOV” or the “Company”) announced its financial results for the quarter ending June 30, 2007. The press release issued in connection with such announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section unless the Company specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended.

ITEM 8.01. OTHER EVENTS.

On August 9, 2007, DOV announced the results of its Phase Ib clinical study for DOV 21,947, the Company’s lead triple reuptake inhibitor for the treatment of depression and obesity. A copy of the press release announcing such results is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1  Press Release, dated August 8, 2007, of DOV Pharmaceutical, Inc.
99.2  Press Release, dated August 9, 2007, of DOV Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2007	DOV PHARMACEUTICAL, INC.

	By:	/s/ Barbara Duncan
Barbara Duncan
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 8, 2007, of DOV Pharmaceutical, Inc.

99.2	Press Release, dated August 9, 2007, of DOV Pharmaceutical, Inc.